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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

ONCOGENEX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21243 (Commission File Number)	95-4343413 (IRS Employer Identification No.)

1522 217th Place S.E.
Bothell, Washington 98021
(Address of Principal Executive Offices) (Zip Code)

(425) 487-9500
(Registrant's telephone number)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

        OncoGenex Pharmaceuticals, Inc. (formerly Sonus Pharmaceuticals, Inc.) (the "Company") has decided to amend and restate the Sonus Pharmaceuticals, Inc. 401(k) Profit Sharing Plan and Trust (the "Plan") onto a plan document provided by Fidelity Investments, with Fidelity Investments serving as Trustee for the restated plan. The provisions of the restated Plan (which will be renamed) will be substantially the same as currently reflected in the Plan; provided, however, that different investment options will be available than those currently offered. Specifically, the Plan will not offer securities of the Company as an investment option.

        As a result of these changes, on December 18, 2008, pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, as amended, the Company transmitted a notice to the Company's directors and executive officers regarding an impending blackout period. The blackout period is expected to commence on January 11, 2009 and is expected to end on March 8, 2009. The notice specified that, during the blackout period, participants in the Plan will be unable to access their accounts to direct or diversify their investments, or obtain a loan or distribution from the Plan. Additionally, the notice specified that the Company's directors and executive officers may not, during the blackout period, purchase, sell or otherwise acquire or transfer any of the Company's common stock or exercise any stock options of the Company.

        A copy of the aforementioned notice sent to directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        Any questions concerning the blackout period should be addressed to Stephen Anderson, Chief Financial Officer, at the Company's headquarters, 1522 217th Place SE, Suite 100, Bothell, Washington, 98021 or by telephone at (604) 736-3678.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description
99.1	Notice of the impending blackout period to the registrant's directors and executive officers issued December 18, 2008.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.
Date: December 18, 2008	/s/ STEPHEN ANDERSON Stephen Anderson Chief Financial Officer and Secretary

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of the impending blackout period to the registrant's directors and executive officers issued December 18, 2008.

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  Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX